October 26, 2012

THE DREYFUS/LAUREL FUNDS, INC.

-DREYFUS SMALL CAP FUND

Supplement to Summary Prospectus and Statutory Prospectus

dated March 1, 2012

            The Board of Directors of The Dreyfus/Laurel Funds, Inc. has approved the liquidation of Dreyfus Small Cap Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., effective on or about January 16, 2013 (the “Liquidation Date”).  Accordingly, effective on or about November 15, 2012, the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation and established the Fund as an investment option in the plan by November 30, 2010.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to Dreyfus TeleTransfer or Automatic Asset Builder no longer will be accepted after January 2, 2013.  However, subsequent investments made by Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans (collectively, “Dreyfus Retirement Plans”) pursuant to Dreyfus TeleTransfer and Automatic Asset Builder will be accepted after January 2, 2013.

            Effective on or about November 15, 2012, the front-end sales load applicable to purchases of the Fund’s Class A shares will be waived on investments made in the Fund’s Class A shares.  In addition, as of that date, the contingent deferred sales charge applicable to redemptions of Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

            Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”) to avoid penalties that may be imposed on holders of Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DLA by calling 1-800-DREYFUS.